UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2006

Woodward Governor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5001 North Second Street, Rockford, Illinois		61111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	815-877-7441

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

By action of its Board of Directors on November 14, 2006, Woodward Governor Company (the "Registrant") amended its Bylaws to reflect delegation of full and exclusive discretionary authority to the Compensation Committee in regard to the grant of awards under the Woodward Governor Company 2006 Omnibus Incentive Plan.

A copy of the Amendments to the Bylaws is filed as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Amendments to the Bylaws of Woodward Governor Company, dated November 14, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward Governor Company

November 20, 2006	By:	Robert F. Weber, Jr.

Name: Robert F. Weber, Jr.
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Amendments to the Bylaws of Woodward Governor Company, dated November 14, 2006